Exhibit 10.1


PRIVILEGED AND CONFIDENTIAL
PROVIDED AS PART OF SETTLEMENT DISCUSSIONS
SUBJECT TO RULE 408 OF THE FEDERAL RULES OF EVIDENCE
AND ALL BANKRUPTCY AND STATE LAW EQUIVALENTS

               FIRST AMENDMENT TO PLAN SUPPORT AGREEMENT REGARDING CURATIVE HEALTH SERVICES, INC. AND ITS SUBSIDIARIES

                  THIS FIRST AMENDMENT TO PLAN SUPPORT AGREEMENT (this "Amendment"), is entered into as of December 14, 2005, by and among (a) Curative Health Services, Inc., and its subsidiaries(1) (collectively, the "Company" or "Curative"); and (b) Bingham McCutchen LLP on behalf of the holders (or investment managers or advisers for the beneficial owners) identified on
Schedule 1 (the "Supporting Noteholders") of the Curative Health Services, Inc. $185 million 10 3/4% Senior Notes Due 2011 (the "Senior Notes") who are Parties to that Plan Support Agreement, dated as of December 2, 2005 (the "Agreement"). Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Agreement.

                  WHEREAS, the Agreement contains a provision stating that all obligations under the Agreement shall automatically terminate if the final terms of the Plan have not been agreed to by the Parties by December 14, 2005, and a provision stating that all obligations under the Agreement shall automatically terminate if the prepetition solicitation pursuant to the Disclosure Statement and Plan has not commenced on or before December 21, 2005.

                  WHEREAS, Curative and the Supporting Noteholders wish to extend the date by which the final terms of the Plan must be agreed as set forth herein and wish to extend the date by which the prepetition solicitation must commence as set forth herein.

                  NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the Parties hereto hereby agrees as follows:

1. Amendments. The Agreement is hereby amended as follows:

                  (a) Section 7(i) of the Agreement is hereby amended by replacing the phrase "the final terms of the Plan have not been agreed to by the Parties by December 14, 2005" with the phrase "the final terms of the Plan have not been agreed to by the Parties by December 21, 2005."

                  (b) Section 7(ii) of the Agreement is hereby amended by replacing the phrase "the prepetition solicitation pursuant to the Disclosure Statement and Plan has not commenced on or before December 21, 2005 (the "Solicitation Date")" with the phrase "the prepetition solicitation pursuant to the Disclosure Statement and Plan has not commenced on or before December 23, 2005 (the "Solicitation Date")."

2. No Further Effect. Nothing in this Amendment shall be deemed to amend, modify, supplement, waive, discharge or terminate or otherwise alter the Agreement or any term or condition thereof or any Exhibit or Schedule thereto, or any remedy available thereunder, in any manner other than as expressly stated in Section 1 hereof.

3. Counterparts; Fax Signatures. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page by facsimile transmission shall be effective as delivery of a manually executed counterpart.

4. Governing Law. Except to the extent that the Bankruptcy Code or Bankruptcy Rules are applicable, the rights and obligations arising under this Amendment shall be governed by, and construed and enforced in accordance with, the laws of the State of New York applicable to contracts made and performed entirely within such state.

5. Authorization. Bingham McCutchen LLP, as counsel to the Supporting Noteholders identified on Schedule 1 hereto, has been duly authorized by each of the Supporting Noteholders to enter into this Amendment on its behalf.

                 IN WITNESS WHEREOF, each of the Parties hereto has caused this Amendment to be executed and delivered by its duly authorized officers as of the date first written above.







                 [Remainder of page intentionally blank; signature pages follow]

                         CURATIVE HEALTH SERVICES, INC.,
                 a Minnesota corporation formerly known as Curative Holding Co.


                         By: /s/ Paul F. McConnell
                         -------------------------------------------------
                         Name: Paul F. McConnell
                         -------------------------------------
                         Title: C.E.O. and President
                         ----------------------------------------------
                         Date:  December 14, 2005
                         -----------------------------------------------------

                         EBIOCARE.COM, INC.


                         By: /s/ Paul F. McConnell
                         -------------------------------------------------
                         Name:  Paul F. McConnell
                         -----------------------------------------------
                         Title: C.E.O. and President
                         ----------------------------------------------
                         Date:  December 14, 2005
                         -----------------------------------------------

                         HEMOPHILIA ACCESS, INC.


                         By: /s/ Paul F. McConnell
                         -------------------------------------------------
                         Name: Paul F. McConnell
                         -----------------------------------------------
                         Title: President
                         ----------------------------------------------
                         Date:  December 14, 20005
                         -----------------------------------------------

                         APEX THERAPEUTIC CARE, INC.


                         By: /s/ Paul F. McConnell
                         -------------------------------------------------
                         Name: Paul F. McConnell
                         -----------------------------------------------
                         Title: C.E.O.
                         ----------------------------------------------
                         Date: December 14, 2005
                         -----------------------------------------------

                         CHS SERVICES, INC.


                         By: /s/ John C. Prior
                         -------------------------------------------------
                         Name: John C. Prior
                         -----------------------------------------------
                         Title: President
                         ----------------------------------------------
                         Date:  December 14, 2005
                         -----------------------------------------------

                         CURATIVE HEALTH SERVICES OF NEW YORK, INC.


                         By: /s/ Paul F. McConnell
                         -------------------------------------------------
                         Name: Paul F. McConnell
                         -----------------------------------------------
                         Title: President
                         ----------------------------------------------
                         Date:  December 14, 2005
                         -----------------------------------------------

                         OPTIMAL CARE PLUS, INC.


                         By: /s/ Paul F. McConnell
                         -------------------------------------------------
                         Name: Paul F. McConnell
                         -----------------------------------------------
                         Title: President
                         ----------------------------------------------
                         Date:  December 14, 2005
                         -----------------------------------------------

                         INFINITY INFUSION, LLC

                         By: Curative Health Services Co., its Sole Member


                         By: /s/ John C. Prior
                         -------------------------------------------------
                         Name:   John C. Prior
                         -----------------------------------------------
                         Title:  Secretary of Infinity Infusion LLC and
                                 President of Curative Health Services Co.
                         ----------------------------------------------
                         Date:   December 14, 2005
                         -----------------------------------------------

                         INFINITY INFUSION II, LLC

                         By: Curative Health Services Co., its Sole Member


                         By: /s/ John C. Prior
                         -------------------------------------------------
                         Name:   John C. Prior
                         -----------------------------------------------
                         Title:  Secretary of Infinity Infusion II, LLC and
                                 President of Curative Health Services Co.
                         ----------------------------------------------
                         Date:   December 14, 2005
                         -----------------------------------------------

                         INFINITY INFUSION CARE, LTD.

                         By: Infinity Infusion  II, LLC, its Sole General
                         Partner

                         By: Curative Health Services Co., the Sole Member of Infinity Infusion II, LLC


                         By: /s/ John C. Prior
                         -------------------------------------------------
                         Name:   John C. Prior
                         -----------------------------------------------
                         Title:  Secretary of Infinity Infusion Cure, Ltd. and
                                 President of Curative Health Services Co.
                         ----------------------------------------------
                         Date:   December 14, 2005
                         -----------------------------------------------

                         MEDCARE, INC.


                         By: /s/ Paul F. McConnell
                         -------------------------------------------------
                         Name:  Paul F. McConnell
                         -----------------------------------------------
                         Title: President
                         ----------------------------------------------
                         Date:  December 14, 2005
                         -----------------------------------------------

                         CURATIVE PHARMACY SERVICES, INC.


                         By: /s/ Paul F. McConnell
                         -------------------------------------------------
                         Name:   Paul F. McConnell
                         -----------------------------------------------
                         Title:  President
                         ----------------------------------------------
                         Date:   December 14, 2005
                         -----------------------------------------------

                         CURATIVE HEALTH SERVICES CO.,
                         a Minnesota corporation formerly known as Curative Health Services, Inc.


                         By: /s/ John C. Prior
                         -------------------------------------------------
                         Name:  John C. Prior
                         -----------------------------------------------
                         Title: President and Secretary
                         ----------------------------------------------
                         Date:  December 14, 2005
                         -----------------------------------------------

                         CRITICAL CARE SYSTEMS, INC.


                         By: /s/ Paul F. McConnell
                         -------------------------------------------------
                         Name: Paul F. McConnell
                         -----------------------------------------------
                         Title: President
                         ----------------------------------------------
                         Date:  December 14, 2005
                         -----------------------------------------------

                         CURATIVE HEALTH SERVICES III CO.


                         By: /s/ John C. Prior
                         -------------------------------------------------
                         Name:   John C. Prior
                         -----------------------------------------------
                         Title:  President and Secretary
                         ----------------------------------------------
                         Date:   December 14, 2005
                         -----------------------------------------------

                         BINGHAM MCCUTCHEN LLP (on behalf of the parties identified on Schedule 1 hereto)
                                        ----------


                         By: /s/ Anthony J. Smits
                         ------------------------------------------------
                         Name:    Anthony J. Smits
                         --------------------------------------
                         Title: Partner of the firm
                         -------------------------------------
                         Date: 10/14/05
                         -----------------------------------------------

                                   SCHEDULE 1
                             Supporting Noteholders

     The names of the supporting noteholders have been redacted to preserve confidentiality.



(1) The subsidiaries which are parties to this Agreement are: Apex Therapeutic Care, Inc., eBioCare.com, Inc., CHS Services, Inc., Hemophilia Access, Inc., Infinity Infusion, LLC, Infinity Infusion II, LLC, Infinity Infusion Care, Ltd., Curative Health Services of New York, Inc., Optimal Care Plus, Inc., MedCare, Inc., Critical Care Systems, Inc., Curative Health Services Co., Curative Health Services III Co., and Curative Pharmacy Services, Inc.